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                                                                    EXHIBIT 99.7

                             SUBORDINATION AGREEMENT

          THIS SUBORDINATION AGREEMENT (the "Agreement"), made as of this 22nd day of December, 1997, between the parties specified in Schedule 1 (collectively, the "Subordinated Parties") and Wilmington Trust Company, as Collateral Agent for the benefit of the Senior Lenders (as defined below) holding any of the $195,000,000 aggregate principal amount of Guaranteed Senior Secured Notes of the Issuer due 2017 from time to time outstanding (the "Senior Notes") under the several Note Purchase Agreements, each dated as of December 22, 1997 (the "Note Purchase Agreements") between the Issuer and the Purchasers named therein. Capitalized terms used herein without other definition have the respective meanings given in the Note Purchase Agreements.

                                   WITNESSETH:
                                   ----------

          WHEREAS, the Purchasers will, contemporaneously with the signing of this Agreement, purchase not less than $195,000,000 aggregate principal amount of Senior Notes; and

          WHEREAS, the execution and delivery of this Subordination Agreement is a condition, among others, to the Purchasers purchasing the Senior Notes pursuant to the Note Purchase Agreements;

          NOW, THEREFORE, to induce the Purchasers to purchase the Senior Notes pursuant to the Note Purchase Agreements and in consideration of the Purchasers' doing so, and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Parties hereby agree with the Collateral Agent for the benefit of the Senior Lenders, as follows:

          1. "Subordinated Debt" shall mean, on any date, any and all - Indebtedness or other obligation of any of the Obligors arising under or in connection with:

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          (a)  Senior Notes held at any time on or prior to such date by a
     Subordinated Party (or any Affiliate of a Subordinated Party);

          (b) any promissory note of the Issuer originally issued to a Guarantor or an Affiliate of such Guarantor, pursuant to Section 9.7 of the Note Purchase Agreements;

          (c) any Expansion Debt at any time on or prior to such date held by a Subordinated Party or an Affiliate of such Subordinated Party;

          (d) the Guarantee executed by Geon in favor of Olin and Olin Sunbelt, Inc. dated as of August 23, 1996;

          (e) the Guarantee executed by Olin in favor of Geon and 1997 Chloralkali Venture Inc. dated as of August 23, 1996; and

          (f) other than additional equity investments in the Issuer by one or both Partners (or their respective Affiliates), any relationship, arrangement or undertaking between any Obligor and one or more Subordinated Parties other than in the ordinary course of business and which arises from the equity investment that one Subordinated Party has in another Subordinated Party including, without limitation, any guarantees executed by a Subordinated Party guaranteeing the obligations (payment or otherwise) of an Affiliate of a Subordinated Party to another Subordinated Party.

          For the avoidance of doubt, Subordinated Debt on any date shall include, without limitation, any and all Indebtedness or other obligation of any of the Obligors referred to in the preceding sentence irrespective of whether the holder thereof on such date is a Subordinated Party or an Affiliate of a Subordinated Party or any initial or subsequent transferee therefrom.

          2. The Subordinated Debt shall be subordinate and junior in right of payment to all Senior Debt (as defined in Section 3), to the extent and in the manner provided in this Agreement.

          3. As used in this Agreement, the term "Senior Debt" shall mean (a) any and all Indebtedness and other obligations of the Issuer under the Senior Notes and the related Note Purchase Agreements (other than any such Indebtedness held by a Subordinated Creditor) including, without limitation, the unpaid principal of and

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interest (including, without limitation, interest accruing at the then applicable rate provided in the Note Purchase Agreements after the maturity of the Senior Notes and interest accruing at the then applicable rate provided in the Note Purchase Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and Make Whole Amount, if any, on the Senior Notes and all other obligations and liabilities of the Issuer to the Collateral Agent or any Senior Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Purchase Agreements and the other Related Documents to which the Issuer is a party, in each case whether on account of principal, interest, post-filing interest or post-petition interest, Make-Whole Amount, reimbursement obligations, fees, indemnities, out-of-pocket costs and expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Collateral Agent or to the Noteholders that are required to be paid by the Issuer pursuant to the terms of any of the foregoing agreements) and (b) any and all Indebtedness and other obligations of the Guarantors under their respective Guarantees (other than any such Indebtedness held by a Subordinated Creditor) whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Guarantees and the other Related Documents to which the Guarantor is a party, in each case whether on account of principal, interest, post-filing interest or post-petition interest, Make-Whole Amount, reimbursement obligations, fees, indemnities, out-of-pocket costs and expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Collateral Agent or to the Noteholders that are required to be paid by the Guarantor pursuant to the terms of any of the foregoing agreements). The Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt.

          4. "Subordinated Creditor" shall mean any holder from time to time of any Subordinated Debt, including, without limitation, any Subordinated Party, any Affiliate of a Subordinated Party and any initial or subsequent transferee therefrom.

          5. "Senior Lender" shall mean any holder of Senior Notes except the Subordinated Creditors.

          6. (a) No payment under Subordinated Debt shall be made by an Obligor nor shall any Subordinated Creditor accelerate the maturity of or exercise any remedies under such Subordinated Debt, if, at the time of such payment, acceleration

                                        3

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or exercise, or immediately after giving effect thereto, (i) full payment of any amounts then due for principal of, premium, if any, sinking funds and interest on Senior Debt has not been made or duly provided for in cash or (ii) there shall have occurred a Default or an Event of Default and such Default or Event of Default shall not have been cured or waived or shall not have ceased to exist.

          (b) If a Guarantor Default or Guarantor Event of Default shall have occurred and be continuing, an Obligor shall not make any payment under any Subordinated Debt held by the defaulting Guarantor or its Affiliates unless full payment of amounts then due for principal of, premium, if any, sinking funds and interest on Senior Debt has been made or duly provided for in cash provided that notwithstanding the above, the occurrence of a Guarantor Default or Guarantor Event of Default shall not prohibit payments by an Obligor under Subordinated Debt held by a non-defaulting Guarantor or its Affiliates if such payments are otherwise permitted under this Agreement.

          (c)  It is understood and agreed that:

          (1) upon the occurrence and continuation of any Event of Default, any Distributions with respect to partnership interests by the Issuer, and

          (2) upon the occurrence and continuation of any Guarantor Event of Default relating to a Guarantor, any Distributions with respect to partnership interests by the Issuer payable to such Guarantor or its Subsidiary Partner, shall be subordinated to Senior Debt to the extent and as provided in
     Section 9.7 of the Note Purchase Agreements.

          7. In the event of

          (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to an Obligor, or its property,

          (b) any proceeding for the liquidation, dissolution, or other winding up of an Obligor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

          (c)  any assignment by an Obligor for the benefit of creditors, or

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          (d)  any other marshaling of the assets of an Obligor,

then all Senior Debt of such Obligor shall first be paid in full in cash before any payment or distribution, whether in cash, securities or other property, shall be made by such Obligor or any Affiliate of such Obligor to any Subordinated Creditor on account of any Subordinated Debt. Any payment or distribution, whether in cash, securities or other property, shall be paid or delivered directly to the Senior Lenders in accordance with relevant Percentages then existing until all Senior Debt shall have been paid in full.

          8. If any payment or distribution of any character or any security, whether in cash, securities or other property, shall be received by any Subordinated Creditors in contravention of any of the terms hereof and before all the Senior Debt shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of the Senior Lenders, and shall be promptly paid or delivered or transferred to the Senior Lenders ratably in accordance with the relevant Percentages then existing for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full.

          9. No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the Subordinated Debt by any act or failure to act on the part of any Obligor or any Subordinated Creditor.

          10. Subject to the terms hereof, the Subordinated Creditors shall be subrogated, but only to the extent permitted by applicable law, to all rights of the Senior Creditors to receive any further payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full, and, for the purposes of such subrogation, but only to the extent permitted by applicable law, no payment or distribution received by the Senior Lenders of cash, securities, or other property to which the Subordinated Creditors would have been entitled except for this Agreement shall, as between an Obligor, on the one hand, and a Subordinated Creditor, on the other, be deemed to be a payment or distribution by the Obligor on account of Senior Debt.

          11. (a) The Subordinated Parties, by their execution of this Agreement, (i) undertake and agree for the benefit of the Senior Lenders to
            -
execute, verify, deliver and file any proofs of claim, consents, assignments or other instruments which any Senior Lender may at any time require in order to provide and realize upon any rights or claims pertaining to the Subordinated Debt held by such Subordinated Party and to effectuate the full benefit of the subordination contained herein and (ii) authorize each
                                    --

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Senior Lender to take any action made in good faith as may be necessary or appropriate to effect the subordination provided for herein and appoints each Senior Lender his attorney-in-fact for such purposes.

          (b) This Agreement defines the relative rights of the Subordinated Creditors and holders of Senior Debt. Nothing in this Agreement shall:

          (i) impair, as between an Obligor and the Subordinated Creditors the obligations of an Obligor which is absolute and unconditional, to pay principal of an interest on the Subordinated Debt in accordance with its terms; or

          (ii) affect the relative rights of Subordinated Creditors and Creditors of an Obligor other than holders of Senior Debt.

          12. The Senior Lenders may extend, renew, modify or amend the terms of Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with an Obligor to the same extent as could any person, all without notice to or consent of the other Subordinated Creditors and without affecting the liabilities and obligations of the Subordinated Creditors pursuant to the provisions hereof.

          13. To the extent permitted by applicable law, the Subordinated Creditors hereby waive (a) notice of acceptance of this Agreement by the Senior Lenders, (b) notice of the existence or creation or nonpayment of all or any of the Senior Debt, and (c) all diligence in the collection or protection of or realization upon the Senior Debt.

          14. The Subordinated Creditors hereby agree to cause all instruments evidencing the Subordinated Debt subject to the provisions of this Subordination Agreement to be subject to an appropriate legend to the effect that the indebtedness evidenced by each such instrument is subordinated to the Senior Debt in the manner and to the extent set forth in this Subordination Agreement.

          15. The priorities herein specified are applicable irrespective of the time of creation of any Obligor's indebtedness.

          16. The Subordinated Parties hereby expressly agree and represent that this Agreement is to induce the Purchasers to purchase the Notes. The provisions hereof shall be binding upon the Affiliates, successors and assigns of the Subordinated Parties and all other holders from time to time of the Subordinated Debt (including,

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without limitation, any initial and subsequent transferees from any of the foregoing) and shall inure to the benefit of the Purchasers and all subsequent and other Senior Lenders. It is hereby further agreed that the Senior Lenders may enforce any and all rights derived from this Agreement by suit, either in equity or law, for specific performance of any agreement herein contained or for judgment at law and any other relief whatsoever appropriate to such action or procedure. The Issuer hereby agrees that it will not allow any Senior Note to be registered in the name of any Affiliate, successor or assign or initial or subsequent transferee of a Subordinated Party unless such Affiliate, successor or assign or initial or subsequent transferee first executes a subordination agreement substantially in the form of this Agreement.

          17. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

          18. Separate counterparts of this Agreement may be executed by any of the parties hereto, each of which shall constitute an original, but all of such counterparts together shall constitute one and the same instrument.

          19. This Agreement shall not be amended or modified and no term or provision hereof shall be waived without the express prior written consent of the Required Holders.

          20. Each Subordinated Party and the Collateral Agent (on behalf of the Secured Parties) hereby irrevocably and unconditionally:

          (a) submits in any legal action or proceeding relating to this Agreement and the other Related Documents to which it is a party or for recognition and enforcement of any judgment in respect thereof, whether in tort or in contract or at law or in equity, to the exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding brought in any such court or that such

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     action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (return receipt requested), postage prepaid, (i) to the Issuer at its address referred to in Exhibit 18 to the Note Purchase Agreements; to Olin at its address referred to in Schedule 5.2 to the Olin Guarantee; to Geon at its address referred to in Schedule 5.2 to the Geon Guarantee; to Olin Sunbelt Inc. at its address specified below:

          c/o Olin Corporation
          501 Merritt 7
          P.O. Box 4500
          Norwalk, CT 06856-4500
          Attn:  Treasurer
          Facsimile: (203) 750-3231

          With copy to:

          Olin Corporation
          501 Merrit 7
          P.O. Box 4500
          Norwalk, CT 06856-4500
          Attn: Corporate Secretary
          Facsimile: (203) 750-3018

     to 1997 Chloralkali Venture Inc. at its address specified below:

          c/o The Geon Company
          One Geon Center
          Avon, Ohio 44012
          Attn: Secretary
          Facsimile: (440) 930-3830

     or to each of the above parties at such other address as the Collateral Agent shall have been notified in writing and (ii) to the Collateral Agent at its address referred to in Section 7.2 of the Collateral Agreement or at such other address as the Subordinated Creditors shall have been notified in writing; and

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          (d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          21. WAIVER OF JURY TRIAL. EACH SUBORDINATED PARTY AND THE COLLATERAL
              -------------------
AGENT (ON BEHALF OF THE SECURED PARTIES) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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          IN WITNESS WHEREOF, each of the undersigned has caused this
Subordination Agreement to be duly executed and delivered as of the date first above written.

                                            SUNBELT CHLOR ALKALI PARTNERSHIP


                                            By:  1997 CHLORALKALI VENTURE, INC.,
                                                 as General Partner


                                                 By: /s/ Jean M. Miklosko
                                                    ----------------------------
                                                 Name: Jean M. Miklosko
                                                 Title: Assistant Treasurer

                                            By:  OLIN SUNBELT, INC.,
                                                 as General Partner

                                                 By: /s/ Hassan Arabghani
                                                    ----------------------------
                                                 Name: Hassan Arabghani
                                                 Title: Vice President


                                            OLIN CORPORATION
                                            By: /s/ J.M. Pierpont
                                               -----------------------------
                                            Title: VP & Treasurer
                                                  --------------------------


                                            THE GEON COMPANY
                                            By: /s/ Jean M. Miklosko
                                               -----------------------------
                                            Title: Treasurer
                                                  --------------------------



                                            OLIN SUNBELT, INC.
                                            By: /s/ Hassan Arabghani
                                               -----------------------------
                                            Title: Vice President
                                                  --------------------------

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                                            1997 CHLORALKALI VENTURE, INC.

                                            By: /s/ Jean M. Miklosko
                                               -----------------------------
                                            Title: Assistant Treasurer
                                                  --------------------------

                                            WILMINGTON TRUST COMPANY, as
                                            Collateral Agent on behalf of the
                                            Senior Lenders

                                            By: /s/ Donald G. Mackelcan
                                               -----------------------------
                                            Title: Assistant Vice President
                                                  --------------------------


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                                                                      Schedule 1

                              Subordinated Parties
                              --------------------


Sunbelt Chlor Alkali Partnership
The Geon Company
Olin Corporation
1997 Chloralkali Venture Inc.
Olin Sunbelt, Inc.